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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
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                                  EASCO, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                (NOT APPLICABLE)
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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               SUPPLEMENT TO PROXY STATEMENT DATED MARCH 31, 1998

                                  EASCO, INC.

     Easco, Inc. (the "Company") circulated a notice of its May 8, 1998 annual meeting of stockholders (the "Annual Meeting") and a proxy statement (the "Proxy Statement") and form of proxy for that meeting on March 31, 1998. The Proxy Statement relates to the election of three directors for a term of three years, ratification of auditors (Deloitte & Touche) and the transaction of such other business as may properly come before the meeting.

     One of the three nominees for director, Mr. Robert Cizik, will not stand for re-election to the Company's board of directors in order to pursue other professional opportunities with another company that, like the Company, is an affiliate of American Industrial Partners Capital Fund, L.P. ("AIP-LP"), the Company's largest stockholder. The Company expects Mr. Cizik to remain available to the Company as a consultant on terms to be agreed upon. As indicated in the Proxy Statement, the proxyholders will vote proxies in their best judgment if a nominee named in the Proxy Statement is unavailable to stand for election at the Annual Meeting, unless a stockholder has directed otherwise. As a result, any proxy circulated with the Proxy Statement and submitted with a vote for Mr. Cizik will be voted in the proxyholders' best judgment.

     The Company's board of directors has nominated Mr. Kim A. Marvin for election at the Annual Meeting to fill Mr. Cizik's board position. Mr. Marvin, 35, joined the San Francisco office of American Industrial Partners in 1997 from the Mergers & Acquisitions Department of Goldman, Sachs & Co., where he was employed since 1994 after completing his M.B.A. at Harvard Business School. Mr. Marvin is also a Director of Bucyrus International, Inc.

     Biographical information with respect to the nominees for the other two board positions, Mr. Samuel Smith and Mr. Gene E. Little, is set forth in the Proxy Statement and reproduced on the reverse hereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTOR NAMED ABOVE. Biographical information with respect to the directors remaining in office after the Annual Meeting is set forth in the Proxy Statement.

     YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING. RETURNING THE ENCLOSED PROXY WILL SUPERSEDE ANY PREVIOUSLY SUBMITTED PROXY.

     By order of the Board of Directors,

                                   TERRY D. SMITH
                                   Executive Vice President and Chief Financial
                                   Officer, Secretary and Treasurer
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                              ADDITIONAL NOMINEES

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                         AGE AS OF
        NAME              3/23/98             BUSINESS EXPERIENCE AND OTHER INFORMATION
        ----             ---------            -----------------------------------------
Samuel H. Smith, Jr.        67        Mr. Smith is Chairman of the Board and Chief Executive
                                      Officer of Classic Plastic Machinery Company and Classic
                                      Plastic Sales Company, positions he has held since 1990
                                      and 1994, respectively. Prior to that he was Vice
                                      President for Planning and Acquisitions for the Van Dorn
                                      Company, a packaging and plastics machinery company, from
                                      1988 until 1990. Mr. Smith has been a member and director
                                      of AIPM's executive officer association since 1990. He has been a director of the Company since 1993.

Gene E. Little              54        Mr. Little was named Senior Vice President -- Finance of
                                      The Timken Company ("Timken"), a manufacturer of highly
                                      engineered bearings and alloy steel, in 1998. He was Vice
                                      President -- Finance of Timken from 1992 to 1997 and he
                                      has been Treasurer since 1990. Mr. Little is a trustee of
                                      Aultman Hospital and the Northeastern Ohio Universities
                                      College of Medicine Education Foundation. He has been a
                                      director of the Company since 1995.
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
                      EASCO, INC.                                                   EASCO, INC.
       P              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF        706 SOUTH STATE STREET
       R              EASCO, INC. FOR THE ANNUAL MEETING                            GIRARD, OHIO 44420
       O              OF STOCKHOLDERS ON MAY 8, 1998                                (330) 545-4311
       X
       Y
                 The undersigned hereby appoints Norman E. Wells, Jr. and
            Gene E. Little and each of them, proxies, with the powers the undersigned would possess if personally present, and with
            full power of substitution, to vote all shares of common
            stock of Easco, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the
            Hilton Garden Inn, 610 Tollview Dr., South Holland, IL at
            10:00 am, local time, on May 8, 1998, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy
            statement furnished herewith, subject to any direction
            indicated on the other side of this card.

                             Dated: ______________________ , 1998

                             Signed: ____________________________

                             ____________________________________

                             PLEASE SIGN EXACTLY AS NAME
                             APPEARS HEREON. JOINT OWNERS
                             SHOULD EACH SIGN. WHEN SIGNING
                             AS ATTORNEY, EXECUTOR,
                             ADMINISTRATOR, TRUSTEE OR
                             GUARDIAN, PLEASE GIVE FULL
                             TITLE AS SUCH.

            YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. SEE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXYHOLDERS NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND MAIL IT IN THE ENVELOPE PROVIDED.

                                     (Over)
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                                  DETACH CARD
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
                                                                                                        / X /    PLEASE MARK
                                                                                                                 EACH VOTE
                                                                                                                 LIKE THIS

   THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
   "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

                                                                WITHHELD
                                                          FOR    FOR ALL                                  FOR    AGAINST   ABSTAIN
   1. ELECTION OF DIRECTORS:  SAMUEL H. SMITH, JR.       /  /     /  /        2.  Ratification of        /  /     /  /      /  /
                              KIM A. MARVIN                                       independent auditors.
                              GENE E. LITTLE

   FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE:

   __________________________________________________________





                                                                                           COMMENTS/ADDRESS CHANGE

                                                                                       Please mark this box if you have
                                                                                       written comments/address change
                                                                                             on the reverse side.       /   /

   Signature(s)  _________________________________________________________________________________     Date  ____________________
   NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

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                                                            DETACH CARD

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